                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): NOVEMBER 14, 2002



                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


            TEXAS                           1-8518               76-6007940
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)



     JPMORGAN CHASE BANK, TRUSTEE
     INSTITUTIONAL TRUST SERVICES
          700 LAVACA STREET
            AUSTIN, TEXAS                                           78701
(Address of principal executive offices)                          (Zip Code)



       Registrant's Telephone Number, including area code: (800) 852-1422


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is the certification of JPMorgan Chase Bank, not in its individual capacity, but solely as trustee of the Registrant, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LL&E ROYALTY TRUST

                                            By: JPMorgan Chase Bank, as Trustee



                                            By: /s/ Mike Ulrich
                                                --------------------------------
                                                Mike Ulrich
                                                Vice President and Trust Officer

Date: November 14, 2002

                                 Exhibit Index

Exhibit Number             Description
--------------             -----------

         99.1              Certification by JPMorgan Chase Bank, as Trustee of the Registrant
                           furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.